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                                                                   EXHIBIT 10.29

                                PROMISSORY NOTE
                                ---------------


November 1, 1995                 Dallas, Texas                     $ 2,000,000


     FOR VALUE RECEIVED, the undersigned,

                              THE PYRENEES GROUP

("Maker"), whose address is:    2 Kelvingate Court
                                Dallas, Texas 75225

promises to pay to the order of

                             POLYPHASE CORPORATION

("Payee"), whose address is:    16885 Dallas Parkway
                                Dallas, Texas 75248

at Dallas, Texas, or at such other place as the holder hereof shall designate from time to time in writing, in lawful money of the United States of America, the principal sum of

                              TWO MILLION DOLLARS

and to pay interest from date hereof on the principal balance hereof from time to time remaining unpaid prior to maturity at the rate of seven percent (7%) per annum, said interest payable semi-annually commencing May 1, 1996. All past due principal and interest shall bear interest at the rate of twelve percent ( 12%) per annum until paid. The interest hereon shall never be charged or collected at a rate in excess of the maximum permitted by law.

          The entire principal of this Note and accrued interest shall be due and payable upon demand.

          This Note is secured by Security Agreement of even date herewith, from Maker (as Debtor) to Payee (as Secured Party) covering 200,000 shares of Series D Preferred Stock of Polyphase Corporation or all or any portion of the 500,000 shares of Common Stock into which such shares may have been converted.

          Except as otherwise provided in this Note, the undersigned waives demand, presentment for payment, protest, notice of intention to accelerate, filing of suit, and diligence in collecting this Note or enforcing any of the security herefor.

          If this Note shall be collected by legal proceedings or through a probate or bankruptcy court, or shall be placed in the hands of an attorney for collection after maturity, no matter how maturity is brought about, the undersigned agrees to pay reasonable attorney's or collection fees.
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          This Note shall be construed in accordance with and governed by the laws of the State of Texas.

          The undersigned shall have the right to prepay the principal in whole or in part from time to time without premium or penalty.

          This Note shall become and be immediately due and payable if one or more of the following events shall occur:

          (a)    a decree or order by a court of competent jurisdiction shall
have been entered,   either (i) adjudging the Maker a bankrupt or insolvent, or
(ii) approving a petition seeking   reorganization or arrangement of the Maker
under the National Bankruptcy Act or any other   similar applicable federal or
state law, or (iii) appointing a receiver or liquidator or trustee or   assignee
in bankruptcy or insolvency of the Maker or a receiver of all or any substantial portion of his property, and any such decree or order shall have continued in
force   undischarged or unstayed for a period of sixty (60) days; or

          (b)    the Maker shall institute proceedings to be adjudicated a
voluntary bankrupt, or   shall consent to the filing of a bankruptcy petition
against him, or  shall file a petition or   answer or consent seeking
reorganization or arrangement under the National Bankruptcy Act   or any other
similar applicable federal or state law, or shall consent to the filing of any
such   petition, or shall consent to the appointment of a receiver or liquidator
or trustee or assignee   in bankruptcy or insolvency of him or of all or
substantially all of his property,  or shall make   a general assignment for the
benefit of creditors, or shall admit in writing his inability to pay   his debts
generally as they become due.

          Any notice or demand required to be given hereunder by any holder hereof shall be deemed to have been given and received (a) when actually received by Maker, if delivered in person, or (b) forty-eight (48) hours after a letter containing such notice is deposited in the United States mail, certified or registered, with postage prepaid, and addressed to Maker at the above designated address, or at such other address of Maker as Maker shall advise the holder hereof by certified or registered mail.

          EXECUTED as of the day and year first above written.

                                 THE PYRENEES GROUP

                                       [Signature appears here]
                                 By:____________________________________________
                                       President